UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

INTELLICHECK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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To the Stockholders of

INTELLICHECK, INC.

Re: 2018 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to attend Intellicheck, Inc.’s 2018 Annual Meeting of Stockholders. The meeting will be held Wednesday, May 9, 2018 at the Hilton Hotel located at 1767 King Street, Alexandria, VA 22314. The meeting will begin promptly at 1:00 p.m., Eastern Time. Please plan to arrive a few minutes before the meeting.

The formal notice of the meeting follows on the next page. No admission tickets or other credentials are required unless you hold your shares in street name. If you hold your shares in street name, please follow the directions given in the Proxy Statement.

Some of our directors and officers will be available before and after the meeting to speak with you. At the meeting, the Company will answer your questions about our business affairs and will consider the matters explained in the Notice and Proxy Statement that follow.

Please vote, sign and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

Sincerely yours,

/s/ Michael D. Malone
Michael D. Malone
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 9, 2018

To the Stockholders of
INTELLICHECK, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INTELLICHECK, INC. (the “Company”), a Delaware corporation, will be held Wednesday, May 9, 2018 at 1:00 p.m. Eastern Time, at the Hilton Hotel located at 1767 King Street, Alexandria, VA 22314, for the following purposes:

1.	To elect six directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EisnerAmper LLP as the Company’s independent public accountants for the 2018 fiscal year;

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 15, 2018 as the record date for the meeting and only record holders of shares of the Company’s common stock at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof. This proxy statement and the accompanying proxy will be mailed on or about April 13, 2018.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

Melville, NY

April 13, 2018

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS

REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES

INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL

IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH

REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING HELD ON MAY 9, 2018: The Notice of Annual Meeting of

Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: www.intellicheck.com/proxy2018

INTELLICHECK, INC.

535 Broadhollow Road, Suite B51

Melville, NY 11747

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held Wednesday, May 9, 2018

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of Intellicheck, Inc., a Delaware corporation (“Intellicheck” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held Wednesday, May 9, 2018 at the Hilton Hotel located at 1767 King Street, Alexandria, VA 22314. The meeting will begin promptly at 1:00 p.m., Eastern Time. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. The Board of Directors has set March 15, 2018, as the record date (the “Record Date”) to determine those holders of record of common stock, par value $0.001 (“Common Stock”) who are entitled to notice of, and to vote at the Annual Meeting. Each share of Common Stock entitles its owner to one vote. On the Record Date, there were 15,608,943 shares outstanding. On or about April 13, 2018, this Proxy Statement and the proxy card (the “Proxy Card” or “Proxy”) are being mailed to stockholders of record as of the close of business on March 15, 2018.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

●	The election of six directors, each to serve until the next annual meeting; and
●	The ratification of the appointment of EisnerAmper LLP, as our independent registered public accountant firm.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock as of the close of business on March 15, 2018. Each share of Common Stock is entitled to one vote.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. To conduct our meeting, a majority of the combined voting power of our Common Stock as of March 15, 2018, must be present at the meeting. This is referred to as a quorum. We believe that on March 15, 2018, there were 15,608,943 outstanding shares of Common Stock entitled to vote.

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How do I vote?

You can vote in two ways:

●	by attending the meeting in person; or
●	by completing, signing and returning the enclosed Proxy Card.

Can I change my mind after I submit my Proxy?

Yes, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the annual meeting.

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors and FOR the approval of the appointment of our independent public accountants.

What does it mean if I receive more than one Proxy Card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer and Trust Company. The transfer agent’s telephone number is (212) 509-4000.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the approval of the appointment of our independent public accountants.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the annual meeting is required for approval of the election of directors and for the ratification of the appointment of our independent public accountants.

Do we currently have, or do we intend to submit for stockholder approval, any anti-takeover device?

Our Certificate of Incorporation, Bylaws and other corporate documents do not contain any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to the Certificate of Incorporation or Bylaws, or other measures in the future that have anti-takeover effects.

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Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each Proxy will be voted for the nominees named below. The nominees have consented to serve as directors if elected.

The Board of Directors recommends that you elect the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since	New Board Term Expires
Vice Admiral Michael D. Malone	70	Chairman of the Board of Directors	2011	2019
Lieutenant General Emil R. Bedard	73	Director	2008	2019
Major General Jack A. Davis	71	Director	2014	2019
William P. Georges	63	Director	2014	2019
Guy L. Smith	68	Director	2005	2019
David E. Ullman	60	Director	2018	2019

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director and executive officer as of March 15, 2018:

Name	Age	Position with the Company and Principal Occupation	Held Office Since	Current Board Term Expires
Vice Admiral Michael D. Malone	70	Chairman of the Board of Directors	2011	2018
Lieutenant General Emil R. Bedard	73	Director	2008	2018
Major General Jack A. Davis	71	Director	2014	2018
William P. Georges	63	Director	2014	2018
Guy L. Smith	68	Director	2005	2018
David E. Ullman	60	Director	2018	2018
Russell T. Embry	53	Chief Technology Officer, Senior Vice President	2001	N/A
Bryan Lewis	55	President and Chief Executive Officer	2018	N/A
Bill White	57	Chief Financial Officer, Secretary and Treasurer	2012	N/A

Business Experience

Michael D. Malone, Vice Admiral, U.S. Navy, Retired, was appointed Chairman of the Board of Directors effective November 13, 2012. Vice Admiral Malone became a member of the Board of Directors July 1, 2011. From November 2004 to February 2011, he was President of Skarven Enterprises, a designer and developer of analytic approaches and technology applications specializing in real time/streaming data fusion and analysis for a variety of applications in government, financial services, auditing and industry competitive intelligence. During his time at Skarven Enterprises he led the company through a significant period of reorganization and growth, dramatically improving the company’s research and development efforts, and production and field support capability, while dramatically cutting costs and increasing revenue five-fold. As a result of his efforts, Skarven Enterprises was acquired by The Boeing Company in December 2008. Vice Admiral Malone remained President of the company, as part of the acquisition agreement, until February 2011. Since leaving the military, Vice Admiral Malone has also served as a technical advisor and consultant to Pequot Capital, a venture capital firm (in 2006 and 2007) and Environmental Tectonics Corporation, a high-technology simulation and manufacturing company (June 2007 to present). Vice Admiral Malone was selected to serve as a director in part due to his considerable experience as an officer in the U.S. military working with government contracts, and his knowledge of the sectors in which the Company does business.

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Lieutenant General Emil R. “Buck” Bedard was appointed a member of the Board of Directors on March 14, 2008. General Bedard was appointed a director of Mobilisa in September 2004. He retired from the U.S. Marine Corps with over 37 years of active duty service in 2003. General Bedard’s military career included two combat tours in Vietnam, as well as commanding the 7th Marine Regiment in Somalia and the 1st Marine Expeditionary Force during Operation Desert Storm. General Bedard’s final active duty tour was as the Deputy Commandant for Plans, Policies and Operations for the US Marine Corps Headquarters in Washington, D.C., where he served until his retirement in 2003. He has continued to serve with the Marine Corps in Afghanistan and Iraq since his retirement. General Bedard’s many military awards include a Distinguished Service Medal, Legion of Merit, and Bronze Star (with Combat V). General Bedard graduated from the University of North Dakota in 1967 with a Masters in Science. General Bedard was selected to serve as a Director in part due to his considerable experience as an officer in the U.S. military working with government contracts and his knowledge of the Company, including as a director of Mobilisa.

Major General Jack A. Davis, U.S. Marine Corps, Retired, was appointed a member of the Board of Directors on August 11, 2014. Major General Davis is a proven leader in the military, law enforcement and business arenas. In a 37-year career in the United States Marine Corps, during which he rose to the rank of Major General, he commanded at every level from an infantry platoon in Vietnam to Commanding General of the 4th Marine Division. His final assignment prior to retirement was Vice Commander, Marine Corps Forces Atlantic/Deputy Commander Marine Corps Forces Europe, for which he received the Distinguished Services Medal. He also served five years in federal law enforcement before joining the North Carolina State Bureau of Investigation in 1979, retiring in 1999 with a distinguished record of service. He also established JA Davis & Associates, a frontrunner in leadership and security training development. He holds a Bachelor of Science degree and two master’s degrees. He previously served on Mobilisa’s Board of Directors from October 2005 until the merger with Intellicheck in March 2008.

William P. Georges was appointed a member of the Board of Directors on August 11, 2014. Mr. Georges is President and CEO of The Georges Group, LLC, a provider of strategic consulting services and project management in the areas of corporate operations/relations to both public and private entities worldwide. Prior to forming the firm, he spent nine years as senior vice president of The Century Council, overseeing their development of programs to fight alcohol misuse, drunk driving and underage drinking. He is a retired 25-year veteran of the Albany, NY Police Department where he ultimately achieved the rank of Assistant Chief/Chief of Patrol where he was responsible for all uniformed police services. Mr. Georges is a life member of the International Association of Chiefs of Police. He serves on the Traffic Law Enforcement Committee of the Transportation Research Board of the National Academies and has been recognized by numerous organizations for his dedication to law enforcement.

Guy L. Smith was appointed a member of the Board of Directors in June 2005. Mr. Smith has been the Executive Vice President of Diageo, the world’s leading premium drinks company, since 2000 and is responsible for Corporate Relations and Marketing Public Relations. At Diageo, Mr. Smith’s responsibilities include overseeing the corporation’s civic and social responsibility efforts in North America, including the Diageo Marketing Code. The code governs the company’s social responsibility activities with regard to the marketing and sale of alcoholic beverages and the company’s undertakings to reduce underage access and abuse of alcohol. From 1998 to 1999, prior to joining Diageo, Mr. Smith was Special Advisor to President Clinton on The White House staff, where he served on the impeachment defense team. Mr. Smith also served as an informal strategic communications advisor to President Clinton from the beginning of the Clinton Administration. From 1999 to 2000, Mr. Smith was associated with The Hawthorn Group, a Washington-based public affairs firm, as well as with his own firm, Smith Worldwide Inc., from 1994 to 1996, which focused on reputation and crisis management. He was Chief Operating Officer of Hill & Knowlton International Public Relations, from 1992 to 1993, where he consulted with the firm’s largest consumer product, technology, and legal clients. Prior to that Mr. Smith was Vice President-Corporate Affairs, the senior public affairs and public relations officer, for Philip Morris Companies Inc. from 1975 to 1992. During his 17 years with Philip Morris, Mr. Smith led the Corporate Affairs departments of the Miller Brewing Company and The Seven-Up Company, both then Philip Morris operating companies. Mr. Smith began his career as a reporter and assistant city editor for The Knoxville Journal. He is currently chairman of the Barrier Island Trust, an environmental protection organization and sits on the Board of Advisors of Mount Vernon, George Washington’s home outside Washington, D.C. Mr. Smith also serves as an Honorary Battalion Chief of the Fire Department of New York. Mr. Smith was selected to serve as a Director in part due to his extensive experience with the alcoholic beverage business and other businesses that rely on age verification, his work in government and public relations, his knowledge of the Company, including as a director of Intelli-Check, Inc. prior to the merger with Mobilisa and his general business experience.

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David E. Ullman was appointed a member of the Board of Directors in January 2018. Mr. Ullman has extensive business expertise with a strong focus on retail, strategic planning and growth, as well as mergers and acquisitions. A seasoned retail executive, he spent nearly twenty years as Executive Vice President and Chief Financial Officer for billion-dollar retailer, manufacturer and e-commerce company, Jos. A. Bank Clothiers. Mr. Ullman had an instrumental role in strategic planning and growth initiatives as well as mergers and acquisitions, which led to more than a decade of sustained profitable growth and a six-fold increase in sales. The iconic retailer was acquired by Men’s Wearhouse in 2014 for $1.8 billion. He has also held executive positions with Arthur Andersen and $750 million catalogue company Hanover Direct. Most recently, Mr. Ullman has served as Chief Operating Officer, Chief Financial Officer and minority owner of Paul Fredrick Menstyle, a private retail company focused on designer and direct-to-consumer men’s apparel and related accessories.

Russell T. Embry was appointed Senior Vice President and Chief Technology Officer in July 2001 and has been Vice President, Information Technology, since July 1999. From January 1998 to July 1999, Mr. Embry was Lead Software Engineer with RTS Wireless. From April 1995 to January 1998, he served as Principal Engineer at GEC-Marconi Hazeltine Corporation. From August 1994 through April 1995, he was a staff software engineer at Periphonics Corporation. From September 1989 to August 1994, Mr. Embry served as Senior Software Engineer at MESC/Nav-Com. From July 1985 through September 1989, he was a software engineer at Grumman Aerospace. Mr. Embry holds a B.S. in Computer Science from Stony Brook University and an M.S. in Computer Science from Polytechnic University, Farmingdale.

Bryan Lewis was appointed President and Chief Executive Officer in February 2018. Mr. Lewis has over 30 years of global leadership positions in sales and operations in the financial services and financial technology sectors with a demonstrated ability to scale both high-growth and under-performing companies to create significant shareholder value. Prior to joining Intellicheck, he was Chief Operating Officer of Third Bridge, Inc. where he oversaw the growth of the company from 100 to 600 employees and a CAGR of 56% in a four-year period. Previously, Mr. Lewis held senior leadership positions at BondDesk (sold to TradeWeb), TheMarkets.com (sold to Capital IQ), Reuters, Barra (sold to MSCI) and Bloomberg. He began his career as a bond trader.

Bill White was named interim CEO and President on October 4, 2017, serving in such position until February 21, 2018, and has served as Chief Financial Officer, Treasurer and Secretary since April 1, 2012. Mr. White has more than 30 years of experience in financial management, operations and business development. Prior to joining Intellicheck, he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner.

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Directors generally serve for a one-year term and hold office until the next annual meeting of stockholders following the conclusion of their term and the election and qualification of their successors. Executive officers are appointed by and serve at the discretion of the Board of Directors.

Board Leadership Structure

The current Chairman of the Board of Directors is Vice Admiral Michael D. Malone, who is an independent director under NYSE MKT listing standards. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. The Board of Directors consists of a majority of independent directors, and each of the committees of the Board of Directors is comprised solely of independent directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

Risk Oversight

While management is responsible for assessing and managing risks to the Company, the Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. The Board of Directors’ risk oversight areas of focus include, but are not limited to:

●	managing the Company’s long-term growth;

●	strategic and operational planning, including significant acquisitions and the evaluation of our capital structure; and

●	legal and regulatory compliance.

While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. The Audit Committee oversees risks associated with our financial statements and financial reporting, mergers and acquisitions, credit and liquidity, and business conduct compliance. The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. The Corporate Governance and Nominating Committee oversee risks associated with our overall governance practices and the leadership structure of the Board of Directors. The Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities and Exchange Commission has adopted rules relating to the filing of ownership reports under Section 16(a) of the Securities Exchange Act of 1934. One such rule requires disclosure of filings, which under the Commission’s rules, are not deemed to be timely. Based upon a review of our filings, Intellicheck is not aware of any untimely filings for fiscal year 2017.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2017, the Board of Directors held four meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held four meetings and the Compensation Committee held four meetings in conjunction with the regular quarterly board meetings. All the directors attended at least 75% of the aggregate of all Board meetings and meetings of committees on which they served. The Board of Directors has determined that Messrs. Smith, Malone, Davis, Georges, Bedard and Ullman are each independent directors as defined in Section 803(A) of the NYSE MKT listing standards. The Company does not have a written policy relating to attendance by members of the Board of Directors at annual stockholder meetings. However, it is communicated and understood by all directors that they are required to attend barring any unforeseen circumstance. All directors who were directors at the time of last year’s annual stockholder meeting attended last year’s annual stockholder meeting.

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Compensation Committee

The Board of Directors established a Compensation Committee, which is currently comprised of Mr. Smith, chairperson, Mr. Bedard, Mr. Davis and Mr. Malone, each of whom is independent as defined in Section 803(A) of the NYSE MKT listing standards. The Compensation Committee reviews and recommends to the board the compensation for all officers and directors of the Company and reviews general policy matters relating to the compensation and benefits of all employees. The Compensation Committee also administers the stock option plans. The Compensation Committee may not delegate its duties. The Compensation Committee has adopted a written charter, which is available on the Company’s Web site at www.intellicheck.com/about/investor-center. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee.

Compensation Committee Report

The Compensation Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Compensation Committee:

Guy L. Smith, Chairman
Emil R. Bedard, Member
Jack A. Davis, Member
Michael D. Malone, Member

Corporate Governance and Nominating Committee

The Board of Directors established a Corporate Governance and Nominating Committee, which is comprised of Mr. Bedard, chairperson, Mr. Davis and Mr. Georges, each of whom is independent as defined in Section 803(A) of the NYSE MKT’s listing standards. The Corporate Governance and Nominating Committee review our internal policies and procedures and by-laws. With respect to nominating director candidates, this committee identifies and evaluates potential director candidates and recommends candidates for appointment or election to the Board. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company’s Web site at www.intellicheck.com/about/investor-center. The charter sets forth responsibilities, authority and specific duties of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our Board of Directors, certain factors may be considered more than others by the Committee in making its recommendation. In considering candidates for our Board of Directors, the Corporate Governance and Nominating Committee will evaluate the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Corporate Governance and Nominating Committee, will not have any specific minimum qualifications that must be met by a nominee. The Corporate Governance and Nominating Committee will consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Corporate Governance and Nominating Committee will not evaluate candidates differently based on who has made the recommendation.

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Although we do not currently have a formal policy or procedure for stockholder recommendations of director candidates, the Board of Directors welcomes such recommendations and will consider candidates recommended by stockholders. Because we do not prohibit or restrict such recommendations, we have not implemented a formal policy with respect to stockholder recommendations.

Audit Committee

The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is currently comprised of Vice Admiral Michael D. Malone, chairperson, William P. Georges and Guy L. Smith. The members of the Audit Committee are independent as defined in Section 803(A) of the NYSE MKT’s listing standards. The Audit Committee recommends to the Board of Directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The Audit Committee has adopted a written charter, which sets forth the responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit Committee charter is incorporated by reference to Registrant’s Proxy Statement on Schedule 14A filed April 27, 2007.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the audit committee. Mr. Malone has vast corporate experience including his position as President of Skarven Enterprises. He is considered an “audit committee financial expert” and is the Chairman of the Board of Directors.

Audit Committee Report

The following shall not be deemed to be “soliciting material” or to be “filed” with the Commission nor shall such information be incorporated by reference into any future filing of Intellicheck under the Securities Act of 1933 or the Exchange Act.

With respect to the audit of the fiscal year ended December 31, 2017, and as required by its written charter which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

During its review, the Audit Committee has discussed with EisnerAmper LLP, the Company’s Independent Registered Public Accounting Firm, those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from and discussed with EisnerAmper LLP, the written disclosures and the letter required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with EisnerAmper LLP its independence. These disclosures relate to the firm’s independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

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Audit Committee:

Michael D. Malone, Chairman

William P. Georges, Member

Guy L. Smith, Member

Process for Sending Communications to the Board of Directors

Stockholders that wish to communicate with the Board of Directors are welcomed to put their comments in writing addressed to the Company’s Investor Relations Representative, Bill White. Such communications may be sent to Mr. White at Intellicheck, Inc., 535 Broadhollow Road, Suite B51, Melville, NY 11747. Upon receipt, Mr. White will distribute the correspondence to the directors. All communications received will be provided to the directors specified in the communication.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of March 15, 2018, by each person who is known by Intellicheck to beneficially own more than 5% of Intellicheck’s Common Stock, each officer, each director and all officers and directors as a group.

Shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

The applicable percentage of ownership is based on 15,608,943 shares outstanding.

Name	Shares Beneficially Owned	Percent
Russell T. Embry (1)	92,442	*
Bryan Lewis	-	-
Bill White (2)	272,316	1.74
Emil R. Bedard (3)	137,151	*
Jack A. Davis (3)	92,728	*
William P. Georges (3)	73,108	*
Michael D. Malone (3)	103,608	*
Guy L. Smith (4)	217,322	1.39
David E. Ullman	-	-
All Executive Officers & Directors as a group (9 persons) (5)	988,674	6.33
5% Stockholders
Marathon Micro Fund L.P. (6)	1,190,250	7.63
First Eagle Investment Management, LLC (7)	2,719,636	17.42
Clear Harbor Asset Management, LLC (8)	1,197,462	7.67
Rawleigh Hazen Ralls, IV (9)	810,000	5.19

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*	Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.

(1)	Includes 89,843 shares issuable upon exercise of stock options exercisable within 60 days.

(2)	Includes 262,692 shares issuable upon exercise of stock options exercisable within 60 days.

(3)	Includes 50,000 shares issuable upon exercise of stock options exercisable within 60 days.

(4)	Includes 101,798 shares issuable upon exercise of stock options exercisable within 60 days.

(5)	Includes 654,333 shares issuable upon the exercise of stock options exercisable within 60 days.

(6)	The address of Marathon Micro Fund L.P. (“Marathon Micro”) is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030; shares reflected above for Marathon Micro are based on a Schedule 13G/A filed January 23, 2018.

(7)	The address of First Eagle Investment Management, LLC (“First Eagle”) is 1345 Avenue of the Americas, New York, NY 10105; shares reflected above for First Eagle are based on a Schedule 13D/A filing made August 8, 2017.

(8)	The address of Clear Harbor Asset Management, LLC (“Clear Harbor”) is 420 Lexington Ave., Suite 2006, New York, NY 10170; shares reflected above for Clear Harbor are based on a Schedule 13G/A filing made January 29, 2018.

(9)	The address of Rawleigh Hazen Ralls, IV (“Ralls”) is c/o Lacuna, LLC, 1100 Spruce Street, Suite 202, Boulder, Colorado 80303; shares reflected above for Ralls are based on a Schedule 13G/A filed February 12, 2018.

The address at which our Board of Directors and executive officers can be reached is the address specified in “Process for Sending Communications to the Board of Directors” above.

EXECUTIVE COMPENSATION

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of Intellicheck’s executive officers who served as named executive officers during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but also describes compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of Intellicheck’s executive compensation disclosure.

The Compensation Committee currently oversees the design and administration of Intellicheck’s executive compensation program and compensation for the Board of Directors.

The principal elements of Intellicheck’s executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and other benefits. Intellicheck’s other benefits consist of reimbursed business travel and entertainment expenses, health insurance benefits, vacation and sick pay and a qualified 401(k) savings plan. Intellicheck’s philosophy is to position the aggregate of these elements at a level that is commensurate with Intellicheck’s size and performance.

Compensation Program Objectives and Philosophy

In General. The objectives of Intellicheck’s compensation programs are to:

●	attract, motivate and retain talented and dedicated executive officers;

●	provide Intellicheck’s executive officers with both cash and equity incentives to further Intellicheck’s interests and those of Intellicheck’s stockholders; and

●	provide employees with long-term incentives so Intellicheck can retain them and provide stability during Intellicheck’s growth stage.

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Generally, the compensation of Intellicheck’s executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the Compensation Committee generally reviews the individual contributions of the particular executive. Annual incentive compensation awards for 2016 and 2017 have been paid in accordance with the Executive Compensation Bonus Plan approved by the Compensation Committee based on expected Company performance. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of Intellicheck’s common stock over time.

Intellicheck generally intends to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. The non-exempt compensation paid to any of our executive officers for fiscal 2016 as calculated for purposes of Section 162(m) did not exceed the $1.0 million limit.

Competitive Marketplace for Talent. Intellicheck defines its competitive marketplace for executive talent and investment capital to be the technology and business services industries. To date, Intellicheck has not engaged in the benchmarking of executive compensation but Intellicheck may choose to do so in the future.

Compensation Process. For each of Intellicheck’s named executive officers, the Compensation Committee reviews and approves all elements of compensation, taking into consideration recommendations from Intellicheck’s Chief Executive Officer (for compensation other than his own), as well as competitive marketplace guidance. Based upon its review, the Compensation Committee approves salaries for executive officers. The Compensation Committee sets the salary level of each executive officer on a case by case basis, considering the individual’s level of responsibilities and performance. All executive officer salaries are reviewed on an annual basis. Salary changes for executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, economic and competitive factors, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. For 2017, the aggregate of the compensation paid to Intellicheck’s Chief Executive Officer and other executive officers was $35,000.

Executive Officer Bonuses. During 2017, a bonus was paid under the Executive Compensation Bonus Plan to the Chief Financial Officer. During 2016, bonuses were paid under the Executive Compensation Bonus Plan to the Chief Executive Officer, Chief Technology Officer, Chief Financial Officer and the Chief Revenue Officer in the amounts of $58,750, $23,500, $47,931 and $2,625, respectively. In addition, Mr. White received an additional bonus of $35,000 in 2017 for his service as Interim President and Chief Executive Officer.

Stock Option Grants. The Compensation Committee currently administers Intellicheck’s stock option and equity incentive plans for executive officers, employees, consultants and outside directors. Under the plans, the Compensation Committee grants options to purchase Common Stock with an exercise price of no less than the fair market value of the Common Stock on the date of grant. The Compensation Committee believes that providing stock options to the executive officers, who are responsible for Intellicheck’s management and growth, gives them an opportunity to own Intellicheck stock and better aligns their interests with the interests of the stockholders. It also promotes retention of the officers because of the vesting provisions of the option grants and the potential for stock price appreciation.

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For these reasons, the Compensation Committee considers stock options as an important element of compensation when it reviews executive officer compensation. At its discretion, the Compensation Committee also grants options based on individual and corporate achievements.

Normally, the Chief Executive Officer makes a recommendation to the Committee for awards to be made to executive officers other than the Chief Executive Officer. The Committee approves grants made to the Chief Executive Officer and other executive officers and, in certain cases, recommends grants for approval by the entire Board. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and Intellicheck’s performance, the executive officer’s role and responsibilities at Intellicheck and the executive officer’s base salary.

Chief Executive Officer Compensation. Mr. Lewis receives an annual base salary of $250,000. Mr. Lewis may also receive an annual bonus based on reasonable objectives established by the Company’s Board of Directors. In addition, Dr. Roof is entitled to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

The determination of the base salary to be paid to the Chief Executive Officer was based on a number of factors including the position’s historical compensation and the relative compensation in comparison to the other existing senior executives in the Company. In deciding on future changes in the base salary of the Chief Executive Officer, the Compensation Committee will consider several performance factors. Among these are operating and administrative efficiency and the maintenance of an appropriately experienced management team. The Compensation Committee also evaluates the Chief Executive Officer’s performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for Intellicheck.

Chief Financial Officer. Effective April 1, 2012, Bill White was appointed Chief Financial Officer of the Company. In connection with his employment at the Company, Mr. White receives a base salary of $215,963.

Severance and Change-in-Control Agreements

On November 29, 2017, the Company entered into a Severance Agreement with Mr. Bill White, the Company’s Chief Financial Officer. Under the agreement, if Mr. White is terminated for any reason other than cause, the Company would pay Mr. White two (2) years base salary in accordance with the Company’s regular payroll schedule. Mr. White would also be entitled to a gross amount equal to any quarterly bonus target applicable during the quarter, accelerated vesting of all outstanding stock options and coverage of health benefits for a period of up to 12 months. The agreement has a term of three years.

Effective October 1, 2014, the Company entered into an Executive Employment Agreement with Dr. William Roof, the Company’s Chief Executive Officer. The agreement provides for an annual base salary of $250,000. Under the agreement, if Dr. Roof is terminated for any reason other than cause, the Company would pay Dr. Roof the greater of: (a) 12 months if the Separation Date occurs less than 24 months after commencement of Dr. Roof’s employment as Chief Executive Officer, and (b) 24 months if the Separation Date occurs 24 months or more after the commencement of Dr. Roof’s employment as Chief Executive Officer. Dr. Roof was also granted an option to purchase 60,000 shares of Company stock, subject to a four-year vesting schedule. Effective October 4, 2017, Dr. Roof retired from the Company at the request of its Board of Directors.

Effective December 15, 2014, the company entered into an Executive Employment Agreement with Mr. Robert Williamsen, the Company’s Chief Revenue Officer. The agreement provides for an annual base salary of $225,000. Mr. Williamsen was also granted an option to purchase 100,000 shares of company stock, subject to a four-year vesting schedule. Effective May 19, 2016, Mr. Williamsen separated from the Company.

Each of the agreements requires the executive to devote substantially all his time and efforts to our business and contains non-competition and nondisclosure covenants of the officer for the term of his employment and for a one-year period thereafter. Each agreement provides that we may terminate the agreement for cause.

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INTELLICHECK SUMMARY COMPENSATION TABLE

The following table sets forth compensation paid to executive officers whose compensation was more than $100,000 for any of the three fiscal years ended December 31, 2017. No other executive officers received total salary and bonus compensation more than $100,000 during any of such fiscal years.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Russell T. Embry	2017	200,000		—	—	—	3,000	(4)	203,000
Chief Technology Officer	2016	200,000		23,500	8,115	16,451	3,000	(4)	251,066
	2015	200,102		—	—	97,210	3,000	(4)	300,312

Bill White	2017	215,463		35,000	—	—	6,464	(4)	256,927
Chief Financial Officer	2016	203,963		47,931	16,552	33,553	3,824	(4)	305,823
	2015	200,800		—	—	347,098	—		547,898

William H. Roof (3)	2017	300,666	(12)	—	—	—	10,938	(9)	311,604
Former President & Chief	2016	252,000		58,750	20,287	41,127	19,025	(10)	391,189
Executive Officer	2015	253,200		37,500	—	466,327	25,000	(11)	782,027

Robert N. Williamsen (5)	2017	96,875		—	—	—	—		96,875
Former Chief Revenue	2016	230,583		2,625	18,260	37,014	2,813	(4)	291,295
Officer	2015	225,053		50,250	—	300,822	6,750	(4)	582,875

Bonnie Ludlow (6)	2017	—		—	—	—	—		—
Former Senior Vice	2016	—		—	—	—	—		—
President	2015	—		—	—	—	127,500	(8)	127,500

Nelson Ludlow (6)	2017	—		—	—	—	—		—
Former Chief Executive	2016	—		—	—	—	—		—
Officer & President	2015	—		—	—	—	290,000	(7)	290,000

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns reflect the aggregate grant date fair value of awards for the years ended December 31, 2017, 2016 and 2015 computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.

(2)	No other compensation more than $10,000, including perquisites, was paid to any of Intellicheck’s named executive officers.

(3)	Dr. Roof was named Chief Operating Officer on August 11, 2014 and was appointed Chief Executive Officer on October 1, 2014. Dr. Roof’s annual salary is $250,000. Effective October 4, 2017 Dr. Roof retired from the Company at the request of its Board of Directors. Pursuant Dr. Roof’s separation and consulting agreement with the Company, Dr. Roof receives aggregate cash payments of $500,000 over a 20-month period beginning effective November 2, 2017.

(4)	Represents matching contribution under the Company’s 401(K) Plan.

(5)	Mr. Williamsen was named Chief Revenue Officer on December 12, 2014. Mr. Williamsen’s annual salary was $225,000. Mr. Williamsen separated from the Company effective May 19, 2016. Pursuant to Mr. Williamsen’s employment agreement with the Company, Mr. Williamsen received a payment of his monthly salary, subject to all applicable withholdings, for a period of 12 months following his departure on May 19, 2016.

(6)	Both Dr. and Mrs. Ludlow resigned effective September 30, 2014.

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(7)	Includes certain consulting and non-compete payments made to Dr. Ludlow in 2015 and 2014.

(8)	Includes certain non-compete payments made to Mrs. Ludlow in 2015 and 2014.

(9)	Represents compensation related to an auto allowance made to Dr. Roof in the amount of $5,000 and matching contribution under the Company’s 401(K) Plan in the amount of $5,938.

(10)	Represents compensation related to a housing and auto allowance made to Dr. Roof in the amount of $14,400 and matching contribution under the Company’s 401(K) Plan in the amount of $4,625.

(11)	Represents compensation related to a housing and auto allowance made to Dr. Roof in the amount of $17,500 and matching contribution under the Company’s 401(K) Plan in the amount of $7,500.

(12)	Includes $60,125 in accrued paid time off (PTO) payout at separation.

Stock Option and Equity Incentive Plans

The principal purpose of the Stock Option and Equity Incentive Plans is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The Plans provide for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards.

The Company adopted several Stock Option Plans from 1998 through 2015 (and an amendment to the 2004 plan in 2006 pursuant to which the plan was renamed the “2006 Equity Incentive Plan” and amended to provide for the issuance of other types of equity incentives such as restricted stock grants) (collectively, the “Plans”) covering up to 2,781,250 of the Company’s common shares, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and nonqualified stock options. The Compensation Committee of the Board of Directors administers the Plans and determines the terms and conditions of options granted, including the exercise price. The Plans generally provide that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the Plans must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. The Plans also entitle non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

Administration. The Plans are currently administered by the Compensation Committee as designated by the Board of Directors. The Compensation Committee has the power to interpret the Plans and to adopt rules for the administration, interpretation and application per terms of the Plans.

Grant of Awards; Shares Available for Awards. Certain employees, consultants and directors are eligible to be granted awards under the Plans. The Compensation Committee will determine who will receive awards under the Plans, as well as the form of the awards, the number of shares underlying the awards, and the terms and conditions of the awards consistent with the terms of the Plans.

A total of 878,425 shares of Intellicheck’s Common Stock are available for issuance or delivery under the existing Plans. The number of shares of the Company’s Common Stock issued or reserved pursuant to the Plans will be adjusted at the discretion of the Board of Directors or the Compensation Committee as a result of stock splits, stock dividends and similar changes in the Company’s Common Stock.

Stock Options. The Plans permit the Compensation Committee to grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. The Compensation Committee will establish the duration of each option at the time it is granted, with maximum ten-year duration for incentive stock options, and may also establish vesting and performance requirements that must be met prior to the exercise of options. Stock option grants (other than incentive stock option grants) also may have exercise prices that are less than, equal to or greater than the fair market value of the Company’s Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of the Company’s Common Stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of the Company’s Common Stock already owned by the option holder for at least six months (or another period consistent with the applicable accounting rules) with a fair market value equal to the exercise price.

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Other Equity-Based Awards. In addition to stock options, the Compensation Committee may also grant certain employees, consultants and directors shares of restricted stock, with terms and conditions as the Compensation Committee may, pursuant to the terms of the 2006 Plan, establish. The 2006 Plan does not allow awards to be made under terms and conditions which would cause such awards to be treated as deferred compensation subject to the rules of Section 409A of the Code.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the Plans, and amend, suspend or terminate the Plans, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. Intellicheck attempted to structure the Plans so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

The following table summarizes options and restricted stock units granted during the years ended December 31, 2017 and 2016 to the named executive officers:

GRANTS OF PLAN-BASED AWARDS TABLE

Name	Grant Date	Approval Date	Number of Securities Underlying Grant	Exercise or Base Price of Option Awards ($/Sh)	Fair Value at Grant Date ($)(1)		Expiration Date
Russell T. Embry	02/24/16	02/24/16	22,279	1.01	16,451		02/24/21
Russell T. Embry	05/19/16	05/19/16	4,363	1.86	8,115	(1)
Bill White	02/24/16	02/24/16	45,440	1.01	33,553		02/24/21
Bill White	05/19/16	05/19/16	8,899	1.86	16,552	(1)
William H. Roof	02/24/16	02/24/16	55,697	1.01	41,127		04/04/18
William H. Roof	05/19/16	05/19/16	10,907	1.86	20,287	(1)
Robert N. Williamsen	02/24/16	02/24/16	50,127	1.01	37,014		02/24/21
Robert N. Williamsen	05/19/16	05/19/16	9,817	1.86	18,260	(2)
Jack A. Davis	03/31/16	03/31/16	2,343	1.60	3,750	(3)
Jack A. Davis	06/30/16	06/30/16	5,435	1.38	7,500	(4)
Jack A. Davis	09/30/16	09/30/16	4,361	1.72	7,500	(5)
Jack A. Davis	03/31/17	03/31/17	1,916	2.61	5,000	(7)
William P. Georges	03/31/16	03/31/16	1,875	1.60	3,000	(3)
William P. Georges	09/30/16	09/30/16	581	1.72	1,000	(5)
William P. Georges	12/30/16	12/30/16	364	2.75	1,000	(6)
William P. Georges	03/31/17	03/31/17	766	2.61	2,000	(7)
Michael D. Malone	09/30/16	09/30/16	2,907	1.72	5,000	(5)
Guy L. Smith	03/31/16	03/31/16	9,375	1.60	15,000	(3)
Guy L. Smith	06/30/16	06/30/16	10,869	1.38	15,000	(4)
Guy L. Smith	09/30/16	09/30/16	8,721	1.72	15,000	(5)
Guy L. Smith	12/30/16	12/30/16	5,454	2.75	15,000	(6)
Guy L. Smith	03/31/17	03/31/17	5,747	2.61	15,000	(7)
Guy L. Smith	06/30/17	06/30/17	3,856	3.89	15,000	(8)
Guy L. Smith	09/29/17	09/29/17	5,208	2.88	15,000	(9)
Guy L. Smith	12/29/17	12/29/17	5,859	2.56	15,000	(10)

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(1)	The grant fair value of each equity award has been computed in accordance with ASC 718.

(2)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued August 29, 2016.

(3)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued March 31, 2016.

(4)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued June 30, 2016.

(5)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued September 30, 2016.

(6)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued December 30, 2016.

(7)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued March 31, 2017.

(8)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued June 30, 2017.

(9)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued September 29, 2017.

(10)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued December 29, 2017.

The following table summarizes unexercised options as of year-end December 31, 2017 for the named executive officers:

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	No. of Securities Underlying Unexercised Options/Warrants				Option Exercise	Option Expiration
Name	Exercisable		Unexercisable		Price ($)	Date
Russell T. Embry	3,125		—		3.12	03/28/18
Russell T. Embry	18,970		—		1.42	05/20/20
Russell T. Embry	69,375		23,125	(2)	1.15	08/11/20
Russell T. Embry	22,279		—		1.01	02/24/21
Bill White	3,125		—		3.12	03/28/18
Bill White	18,970		—		1.42	05/20/20
Bill White	293,906		97,969	(2)	1.15	08/11/20
Bill White	45,440		—		1.01	02/24/21
William H. Roof	12,188		4,062	(1)	5.68	04/04/18
William H. Roof	45,000		15,000	(1)	4.04	04/04/18
William H. Roof	34,391		—		1.47	04/04/18
William H. Roof	513,750	(3)	—		1.15	04/04/18
William H. Roof	45,697		—		1.01	04/04/18

(1)	These shares shall vest at a rate of 25% per year beginning on the first anniversary of the date of grant.

(2)	These shares shall vest at a rate of 25% per year beginning on the date of grant.

(3)	All unexercisable options became exercisable pursuant to Dr. Roof’s stock option agreement.

OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Options		Stock Awards
Name	No. of Shares Acquired Upon Exercise (#)	Value Received Upon Exercise ($) (1)	No. of Shares Acquired Upon Vesting (#)	Value Received Upon Vesting ($) (2)
Russell T. Embry	—	—	4,363	11,737
William H. Roof	10,000	14,400	10,907	29,340
Bill White	—	—	8,899	23,938

(1)	Represents the difference between the market price of the underlying shares of the Company’s common stock on the date of exercise and the exercise price of the options.

(2)	Represents the aggregate market value of shares on the vesting date.

No other officers named in the Summary Compensation Table exercised stock options or received shares from vested or unrestricted awards during fiscal year 2017.

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Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,637,217	$1.36	878,425
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,637,217	$1.36	878,425

(1)	Represents 1,514,872 options and 5,859 restricted stock units under the 2015 Omnibus Incentive Plan, 115,236 options under the 2006 Equity Incentive Plan and 1,250 options under the 2003 Stock Option Plan.

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Non-qualified Deferred Compensation

Intellicheck does not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide Intellicheck’s officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in the company’s best interests. Intellicheck sponsors a tax qualified defined contribution 401(k) plan in which Mr. Embry, Dr. Roof and Mr. White participated in during 2017. Intellicheck made a matching contribution to the plan equal to 50% of the first 6% an employee contributes into the plan.

Compensation of Directors

The table below sets forth certain information concerning compensation of Intellicheck’s directors who served in 2017.

Name and Principal Position	Fees Paid in Cash ($)	Option Awards ($) (1)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Michael D. Malone, Chairman	80,000	—	—	—	80,000
General Emil Bedard, Director	60,000	—	—	—	60,000
Jack A. Davis, Director	55,000	—	5,000	—	60,000
William P, Georges, Director	58,000	—	2,000	—	60,000
Guy L. Smith, Director (3)	—	—	60,000	—	60,000

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.

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(2)	No other compensation, including perquisites more than $10,000, was paid to any of the directors.

(3)	As of December 31, 2017, Mr. Smith had aggregate outstanding options to purchase 101,798 shares of common stock.

The Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings.

CERTAIN RELATED PARTY TRANSACTIONS

The Corporate Governance and Nominating Committee reviews transactions with firms associated with directors and nominees for director. Intellicheck’s management also monitors such transactions on an ongoing basis. Executive officers and directors are governed by Intellicheck’s Code of Business Conduct and Ethics, which provides that waivers may only be granted by the Board of Directors and must be promptly disclosed to stockholders. No such waivers were granted nor applied for in 2017. Intellicheck’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

On September 30, 2014, the then CEO and the then Senior Vice President (collectively, the “Executives”), who were also board members, retired from the Company and simultaneously resigned from the board of directors. In connection with the separation, the Company entered into a separation/non-compete consulting agreement with the Executives. Included as part of the arrangement, the Company committed to payments totaling $587,500 to be made over a period of 15 months. In exchange for the consideration, the Executives agreed not to compete with the Company, solicit any employee, contractor or consultant of the Company to terminate employment or contractual relationship with the Company, as well refrain from other activities, as defined in the agreement. There is a renewal option contained in each agreement, which must be mutually agreed to, for an additional nine-month period commencing on January 1, 2016 in exchange for aggregate monthly payments of $27,500. The renewal was not extended by the parties.

The Company’s subsidiary Mobilisa, Inc. entered into a 10-year lease for the office space ending in 2017. Mobilisa leases office space from Eagle Coast, LLC, an entity that is wholly-owned by Dr. Nelson Ludlow, our former Chief Executive Officer and former director, and Mrs. Bonnie Ludlow, our former Senior Vice President and director. On February 24, 2016, the Mobilisa and Eagle Coast entered into a lease amendment agreement reducing the space under this lease that took effect on March 31, 2016 thereby closing the office facility and occupied storage space that expired on December 31, 2016. As a result of this amended agreement, we made a $100,000 termination payment to Eagle Coast in full satisfaction of our remaining obligations under the original lease. For the years ended December 31, 2016 and 2015, total rent payments for this facility was $124,001 (including this termination payment) and $94,783, respectively.

On February 24, 2016, the Company, entered into a Stock Repurchase Agreement (the “Agreement”) with Nelson Ludlow and Bonnie Ludlow. Pursuant to the Agreement, the Company agreed to repurchase 979,114 shares of the common stock of the Company jointly-owned by Nelson Ludlow and Bonnie Ludlow (“Shares”) at a price of $1.12 per share. The transaction closed on March 4, 2016.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of EisnerAmper LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

For the fiscal years ended December 31, 2017 and 2016, Intellicheck’s principal independent auditor was EisnerAmper LLP, the services of which were provided in the following categories and amount:

Audit Fees

The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of Intellicheck’s annual financial statements for the fiscal year ended December 31, 2017, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $158,350.

The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of Intellicheck’s annual financial statements for the fiscal year ended December 31, 2016, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $155,000.

Audit-Related Fees

Other than the fees described under the caption “Audit Fees” above, EisnerAmper LLP did not bill any fees for services rendered to Intellicheck during the fiscal years ended December 31, 2017 or 2016 for assurance and related services in connection with the audit or review of the company’s financial statements.

Tax Fees

EisnerAmper LLP billed Intellicheck $20,000 for tax related services for each of the fiscal years ended December 31, 2017 and 2016.

All Other Fees

For the fiscal year ended December 31, 2017, EisnerAmper LLP billed $30,000 related to the Company’s filing of its Prospectus Supplement in August 2017.

For the fiscal year ended December 31, 2016, EisnerAmper LLP billed $30,000 related to the Company’s filing of its Prospectus Supplement in June 2016, $2,500 related to the Company’s filing of its Form S-8 in May 2016 and $4,000 related to the Company’s Shelf Registration in October 2016.

There were no other fees billed by EisnerAmper LLP in 2017 and 2016.

Pre-approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by Intellicheck’s independent registered public accounting firm. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

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OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

ANNUAL REPORT

Our annual report to stockholders concerning our operations during the fiscal year ended December 31, 2017, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 15, 2018. ANY REQUEST BY A STOCKHOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to INVESTOR RELATIONS at INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747, no later than January 9, 2019 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

Notice of any director nomination or other proposal stockholders intend to present at the 2019 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2019 Annual Meeting of Stockholders, must be delivered to the Company’s INVESTOR RELATIONS at INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747, not later than the close of business on March 1, 2019.

The proxy solicited by the Company for the 2019 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to March 1, 2019.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

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STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 13, 2018. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

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